Exhibit 10.2

                                 THIRD AMENDMENT

         THIS THIRD AMENDMENT (this "Amendment") dated as of July 24, 2000, to the Credit Agreement referenced below, is by and among C&D Technologies, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto, the Lenders identified on the signature pages hereto, and BANK OF AMERICA, N.A., a national banking association formerly known as NationsBank, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $220 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement dated as of March 1, 1999 (as amended and modified from time to time, the "Credit Agreement") among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

          WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

          WHEREAS, the requested modifications require the consent of the Required Lenders; and

          WHEREAS,   the  Required   Lenders   have  agreed  to  the   requested
modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       The Credit Agreement is amended in the following respects:

         1.1      Clause (a) of Section 6.13 is amended to read as follows:

                  (a) None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or
                  X. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the effect of the foregoing sentences in conformity with the requirements of FR Form U-1 referred to in Regulation U.

         1.2      Section 8.2 is amended to read as follows:

                  8.2      Liens.

                  Contract, create, incur, assume or permit to exist any Lien with respect to any of their respective Property (other than any "margin stock" within the meaning of Regulation U), whether now owned or hereafter acquired, except for Permitted Liens.

         1.3 The introductory clause in clause (b) of Section 8.3 is amended to read as follows:

                  (b) Sell, lease, transfer or otherwise dispose of any Property (other than any "margin stock" within the meaning of Regulation U), including any sale-leaseback transaction but excluding the sale of inventory in the ordinary course of business, to any Person other than a Credit Party, unless:

         2. This Amendment shall be effective upon its execution by the Credit Parties and the Required Lenders.

         3. The Credit Parties hereby affirm that the representations and warranties set forth in the Credit Documents are true and correct as of the date hereof after giving effect to this Amendment (except those which expressly relate to an earlier period).

         4. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

         5. Except as modified  hereby,  all of the terms and  provisions of the
         Credit  Agreement  and  the  other  Credit  Documents   (including  the
         schedules and exhibits thereto) shall remain in full force and effect.

         6. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         7. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         8. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of, the State of New York.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                           C&D TECHNOLOGIES, INC.,
                                    a Delaware corporation

                                    By:/s/ Stephen E. Markert, Jr.
                                       ---------------------------
                                    Name:   Stephen E. Markert, Jr.
                                    Title:  Chief Financial Officer


GUARANTORS:                         C&D/CHARTER HOLDINGS, INC.,
----------                          a Delaware corporation

                                    By: /s/Robert T. Marley
                                       --------------------------
                                    Name:  Treasurer
                                    Title: Robert T. Marley


                                    PCC MEXICAN HOLDINGS, INC.,
                                    a Delaware corporation

                                    By:/s/ Stephen E. Markert, Jr.
                                       ---------------------------
                                    Name:   Stephen E. Markert, Jr.
                                    Title:  Chief Financial Officer

                           [Signature Pages Continue]

LENDERS:                   BANK OF AMERICA, N.A.,
-------                    individually in its capacity as a Lender
                           and in its capacity as Administrative Agent

                           By: /s/ Patrick M. Moore
                              -----------------------------
                           Name:  Patrick M. Moore
                           Title: Vice President

                           MELLON BANK, N.A.

                           By: /s/ Mark W. Torie
                              -----------------------------
                           Name:  Mark W. Torie
                           Title: V.P.

                           COMERICA BANK

                           By: /s/ Robert P. Wilson
                              -----------------------------
                           Name:  Robert P. Wilson
                           Title: Assistant Vice President

                           THE FIRST NATIONAL BANK OF CHICAGO

                           By: /s/ Andrea S. Kantor
                              -----------------------------
                           Name:  Andrea S. Kantor
                           Title: First Vice President

                           FIRSTAR BANK MILWAUKEE N.A.

                           By: /s/ Jason R. Hickey
                              -----------------------------
                           Name:  Jason R. Hickey
                           Title: Vice President

                           THE BANK OF NEW YORK

                           By: /s/ Gregory J. Smith
                              -----------------------------
                           Name:  Gregory J. Smith
                           Title: Vice President

                           LASALLE NATIONAL BANK

                           By: /s/ Roger A. Pillsbury
                              -----------------------------
                           Name:  Roger A. Pillsbury
                           Title: Sr. Vice President

                           [Signature Pages Continue]

                           FIRST UNION NATIONAL BANK

                           By: /s/ Linda M. Douglas
                              -----------------------------
                           Name:  Linda M. Douglas
                           Title: VP

                           PNC BANK, NATIONAL ASSOCIATION

                           By:/s/ Frank A. Pugliese
                              -----------------------------
                           Name:  Frank A. Pugliese
                           Title: Vice President

                           THE CHASE MANHATTAN BANK

                           By: /s/ Thomas F. Conroy, Jr.
                              -----------------------------
                           Name:  Thomas F. Conroy, Jr.
                           Title: Vice President

                           FLEET BANK, N.A.

                           By:__________________________
                           Name:
                           Title: